UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET GLOBAL MUTI-SECTOR FUND

FORM N-Q

MARCH 31, 2013

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 45.9%
CONSUMER DISCRETIONARY - 5.6%
Auto Components - 0.5%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	20,000		$22,100
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	10,000		10,250
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	150,000		153,375	(a)

Total Auto Components					185,725

Automobiles - 1.1%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000		126,261
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		285,983

Total Automobiles					412,244

Hotels, Restaurants & Leisure - 0.3%
Codere Finance Luxembourg SA, Senior Secured Notes	8.250%	6/15/15	50,000	EUR	47,909	(a)
Marstons Issuer PLC, Secured Bonds	5.177%	7/15/32	50,000	GBP	73,962	(b)

Total Hotels, Restaurants & Leisure					121,871

Media - 3.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	100,000		107,750
Comcast Corp., Senior Notes	5.150%	3/1/20	50,000		59,235
DISH DBS Corp., Senior Notes	6.750%	6/1/21	100,000		111,000
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	100,000		121,795
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	200,000		208,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	80,000		83,800	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	110,000		110,304	(a)
Ono Finance II PLC, Senior Notes	11.125%	7/15/19	100,000	EUR	133,954	(a)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	50,000		53,664
Time Warner Inc., Senior Notes	4.000%	1/15/22	20,000		21,519
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		161,250	(a)

Total Media					1,172,271

Specialty Retail - 0.5%
Edcon Pty Ltd., Senior Notes	3.453%	6/15/14	70,000	EUR	89,281	(a)(b)
Gymboree Corp., Senior Notes	9.125%	12/1/18	100,000		94,125

Total Specialty Retail					183,406

TOTAL CONSUMER DISCRETIONARY					2,075,517

CONSUMER STAPLES - 0.9%
Beverages - 0.5%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	20,000		20,025	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	150,000		164,746	(a)

Total Beverages					184,771

Food Products - 0.1%
Ahold Finance USA LLC	6.500%	3/14/17	21,000	GBP	37,346

Tobacco - 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000		73,938
Altria Group Inc., Senior Notes	4.750%	5/5/21	50,000		56,591

Total Tobacco					130,529

TOTAL CONSUMER STAPLES					352,646

ENERGY - 11.3%
Energy Equipment & Services - 0.3%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	100,000		104,250

Oil, Gas & Consumable Fuels - 11.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	50,000		66,263

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000		$225,625
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000		110,250
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	20,000		21,850
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	40,000		40,550
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	300,000		315,000
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		54,634
Ecopetrol SA, Senior Notes	7.625%	7/23/19	250,000		313,125
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	80,000		92,800	(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	100,000		94,625
Gazprom OAO Via Gaz Capital SA, Senior Notes	4.950%	7/19/22	200,000		208,500	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	30,000		32,775	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	200,000		237,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	40,000		42,000	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	42,000		40,110	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	100,000		114,000
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	100,000		106,500
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	220,000		263,450
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	10,000		11,437
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	200,000		226,058
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	190,000		184,775	(a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	30,000		35,325
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	50,000		51,575
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	100,000		113,500
QEP Resources Inc., Senior Notes	5.375%	10/1/22	190,000		197,125
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	30,000		30,600
Range Resources Corp., Senior Notes	5.000%	8/15/22	120,000		122,400
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	10,000		10,725
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	150,000		165,000
Rosneft Oil Co. via Rosneft International Finance Ltd., Senior Bonds	3.149%	3/6/17	200,000		201,000	(a)
Southern Gas Networks PLC, Senior Notes	4.875%	12/21/20	80,000	GBP	139,458
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	60,000		63,300	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	110,000		132,000	(a)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	40,000		41,900

Total Oil, Gas & Consumable Fuels					4,105,235

TOTAL ENERGY					4,209,485

FINANCIALS - 8.2%
Capital Markets - 1.6%
Boparan Finance PLC, Senior Notes	9.875%	4/30/18	100,000	GBP	168,735	(a)
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	50,000	EUR	68,837
Merrill Lynch & Co. Inc., Notes	5.500%	11/22/21	60,000	GBP	101,651
Morgan Stanley, Senior Notes	4.375%	10/12/16	50,000	EUR	69,380
Thames Water Kemble Finance PLC, Senior Secured Notes	7.750%	4/1/19	100,000	GBP	165,620	(a)

Total Capital Markets					574,223

Commercial Banks - 2.7%
Abbey National Treasury Services PLC, Senior Secured Notes	5.125%	4/14/21	100,000	GBP	181,003
Barclays Bank PLC, Senior Notes	6.000%	1/14/21	160,000	EUR	224,478	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	200,000		219,500
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	100,000	EUR	128,826	(b)(c)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	100,000	EUR	141,597
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/13/13	100,000		100,350	(b)(c)

Total Commercial Banks					995,754

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Consumer Finance - 1.5%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	100,000		$111,000
Ally Financial Inc., Senior Notes	5.500%	2/15/17	90,000		97,357
Ally Financial Inc., Senior Notes	8.000%	3/15/20	200,000		248,000
SLM Corp., Medium-Term Notes	8.000%	3/25/20	100,000		116,000

Total Consumer Finance					572,357

Diversified Financial Services - 1.9%
Bank of America Corp., Senior Notes	5.000%	5/13/21	100,000		112,091
Citigroup Inc., Senior Notes	7.375%	9/4/19	100,000	EUR	167,089
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	100,000		131,023
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	20,000		22,750
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	100,000		109,722
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	150,000		164,388

Total Diversified Financial Services					707,063

Insurance - 0.5%
ELM BV	5.252%	5/25/16	100,000	EUR	128,826	(b)(c)
Hannover Finance Luxembourg SA, Bonds	5.750%	9/14/40	50,000	EUR	72,163	(b)

Total Insurance					200,989

TOTAL FINANCIALS					3,050,386

HEALTH CARE - 2.1%
Biotechnology - 0.2%
Amgen Inc., Senior Notes	3.875%	11/15/21	75,000		81,860

Health Care Providers & Services - 1.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	26,000		31,850
HCA Inc., Senior Secured Notes	6.500%	2/15/20	200,000		225,625
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	100,000		112,750
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	100,000		112,500

Total Health Care Providers & Services					482,725

Pharmaceuticals - 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	100,000	EUR	142,606	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	60,000		63,262	(a)

Total Pharmaceuticals					205,868

TOTAL HEALTH CARE					770,453

INDUSTRIALS - 3.2%
Aerospace & Defense - 0.3%
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	100,000		104,750	(a)

Airlines - 0.1%
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	60,000		62,850	(a)

Building Products - 0.7%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000		110,000	(a)
Spie BondCo 3 SCA, Senior Notes	11.000%	8/15/19	100,000	EUR	142,606	(a)

Total Building Products					252,606

Construction & Engineering - 0.6%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	200,000		224,000	(a)

Road & Rail - 0.3%
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	100,000		113,000

Trading Companies & Distributors - 1.1%
Rexel SA, Senior Notes	5.250%	6/15/20	400,000		405,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation - 0.1%
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	30,000		$30,862	(a)

TOTAL INDUSTRIALS					1,193,068

MATERIALS - 8.5%
Chemicals - 0.7%
Ashland Inc., Senior Notes	4.750%	8/15/22	30,000		30,525	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	200,000		225,600	(a)

Total Chemicals					256,125

Construction Materials - 0.6%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	200,000		221,500	(a)

Containers & Packaging - 1.1%
Ardagh Glass Finance PLC, Senior Bonds	7.125%	6/15/17	70,000	EUR	91,075	(a)
Ball Corp., Senior Notes	7.375%	9/1/19	100,000		110,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	100,000		105,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	10,000		10,188
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	100,000		103,500	(a)

Total Containers & Packaging					421,263

Metals & Mining - 4.8%
ArcelorMittal, Senior Notes	4.250%	2/25/15	30,000		31,013
ArcelorMittal, Senior Notes	4.250%	8/5/15	40,000		41,574
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	60,000		60,242
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		106,950	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	110,000		126,087	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	100,000		103,125	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	100,000		113,950	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	200,000		182,500	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	200,000		194,600	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	120,000		135,284
Southern Copper Corp., Senior Notes	5.250%	11/8/42	70,000		66,281
Vale Overseas Ltd., Notes	6.875%	11/21/36	110,000		124,944
Vale SA, Senior Notes	5.625%	9/11/42	280,000		277,008
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	200,000		234,000	(a)

Total Metals & Mining					1,797,558

Paper & Forest Products - 1.3%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	100,000		119,376
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	200,000		220,900	(a)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	130,000		137,373	(a)

Total Paper & Forest Products					477,649

TOTAL MATERIALS					3,174,095

TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 1.6%
AT&T Inc., Senior Notes	5.350%	9/1/40	100,000		107,058
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	40,000		35,200	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	100,000		109,250
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	100,000		104,250	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	200,000		223,800	(a)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	10,000		11,183

Total Diversified Telecommunication Services					590,741

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Wireless Telecommunication Services - 1.6%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	200,000		$212,000	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	156,883	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000		238,500

Total Wireless Telecommunication Services					607,383

TOTAL TELECOMMUNICATION SERVICES					1,198,124

UTILITIES - 2.9%
Electric Utilities - 0.6%
Electricite de France S.A., Subordinated Notes	5.250%	1/29/23	160,000		158,950	(a)(b)(c)
FirstEnergy Corp., Notes	7.375%	11/15/31	50,000		58,574

Total Electric Utilities					217,524

Gas Utilities - 0.6%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	200,000		223,000	(a)

Independent Power Producers & Energy Traders - 1.3%
AES Corp., Senior Notes	7.750%	10/15/15	20,000		22,475
AES Corp., Senior Notes	9.750%	4/15/16	20,000		23,850
AES Gener SA, Notes	5.250%	8/15/21	100,000		111,755	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	70,000		73,150
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	150,000		157,313	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		112,374	(a)

Total Independent Power Producers & Energy Traders					500,917

Water Utilities - 0.4%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	100,000	GBP	162,764

TOTAL UTILITIES					1,104,205

TOTAL CORPORATE BONDS & NOTES (Cost - $16,462,746)					17,127,979

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost - $7,303)	7.000%	1/31/20	45,600		4,984	(a)

MORTGAGE-BACKED SECURITIES - 4.7%
FHLMC - 0.5%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	10/1/26-8/1/42	166,693		175,970

FNMA - 3.4%
Federal National Mortgage Association (FNMA)	3.000%	4/16/28	300,000		315,410	(d)
Federal National Mortgage Association (FNMA)	3.500%	4/16/28-4/11/43	700,000		739,562	(d)
Federal National Mortgage Association (FNMA)	4.000%	4/11/43	200,000		213,219	(d)

Total FNMA					1,268,191

GNMA - 0.8%
Government National Mortgage Association (GNMA) I	3.000%	4/18/43	300,000		313,594	(d)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $1,753,736)					1,757,755

SOVEREIGN BONDS - 29.4%
Argentina - 0.3%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	130,000		109,850

Germany - 17.8%
Bundesobligation, Bonds	2.250%	4/10/15	1,460,000	EUR	1,957,535
Bundesobligation, Bonds	2.000%	2/26/16	500,000	EUR	677,638
Bundesobligation, Bonds	0.500%	2/23/18	590,000	EUR	763,000
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	1,045,000	EUR	1,572,359
Bundesrepublik Deutschland, Bonds	3.250%	7/4/21	1,100,000	EUR	1,666,479

Total Germany					6,637,011

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Indonesia - 0.6%
Republic of Indonesia, Notes	5.250%	1/17/42	200,000		$213,000	(a)

Mexico - 2.1%
Mexican Bonos, Bonds	8.000%	6/11/20	5,680,000	MXN	548,394
Mexican Bonos, Bonds	6.500%	6/9/22	2,593,400	MXN	233,733

Total Mexico					782,127

Russia - 1.0%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	298,000		369,148	(a)

South Africa - 1.7%
Republic of South Africa, Bonds	10.500%	12/21/26	4,720,000	ZAR	649,280

Turkey - 1.6%
Republic of Turkey, Bonds	9.500%	1/12/22	580,000	TRY	372,658
Republic of Turkey, Senior Bonds	5.625%	3/30/21	100,000		114,050
Republic of Turkey, Senior Notes	7.000%	3/11/19	100,000		120,750

Total Turkey					607,458

United Kingdom - 2.4%
United Kingdom Gilt, Bonds	1.000%	9/7/17	580,000	GBP	895,328

Venezuela - 1.9%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	158,000		155,472
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	588,000		549,780	(a)

Total Venezuela					705,252

TOTAL SOVEREIGN BONDS (Cost - $11,016,224)					10,968,454

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.5%
U.S. Government Obligations - 0.5%
U.S. Treasury Notes	0.750%	10/31/17	30,000		30,087
U.S. Treasury Notes	1.250%	10/31/19	50,000		50,367
U.S. Treasury Notes	2.000%	2/15/22	110,000		113,085

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $189,174)					193,539

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.2%
U.S. Dollar/Eurodollar, Put @ $1.30		4/19/13	2,200,000		34,760
U.S. Dollar/Japanese Yen, Put @ $92.00		6/17/13	1,500,000		20,111

TOTAL PURCHASED OPTIONS (Cost - $33,605)					54,871

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $29,462,788)					30,107,582

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 22.0%
Time Deposits - 6.7%
Commerzbank AG	0.100%	4/2/13	500,768		500,768
ING Bank	0.120%	4/2/13	500,666		500,666
Rabobank London	0.060%	4/2/13	500,369		500,369
Royal Bank of Scotland PLC	0.080%	4/2/13	500,631		500,631
UBS AG London	0.080%	4/2/13	500,418		500,418

Total Time Deposits (Cost - $2,502,852)					2,502,852

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Repurchase Agreements - 15.3%
Barclays Capital Inc. repurchase agreement dated 3/28/13; Proceeds at maturity - $2,850,035; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market value - $2,907,000)	0.110%	4/1/13	2,850,000	$2,850,000
Deutsche Bank Securities Inc. repurchase agreement dated 3/28/13; Proceeds at maturity - $2,850,060; (Fully collateralized by U.S. government agency obligations, 1.710% due 1/15/20; Market value - $2,907,001)	0.190%	4/1/13	2,850,000	2,850,000

Total Repurchase Agreements (Cost - $5,700,000)				5,700,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $8,202,852)				8,202,852

TOTAL INVESTMENTS - 102.7% (Cost - $37,665,640#)				38,310,434

Liabilities in Excess of Other Assets - (2.7)%				(1,022,000)

TOTAL NET ASSETS - 100.0%				$37,288,434

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Multi-Sector Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$17,127,979	—	$17,127,979
Convertible bonds & notes	—	4,984	—	4,984
Mortgage-backed securities	—	1,757,755	—	1,757,755
Sovereign bonds	—	10,968,454	—	10,968,454
U.S. government & agency obligations	—	193,539	—	193,539
Purchased options	—	54,871	—	54,871

Total long-term investments	—	$30,107,582	—	$30,107,582

Short-term investments†	—	8,202,852	—	8,202,852

Total investments	—	$38,310,434	—	$38,310,434

Other financial instruments:
Futures contracts	$17,579	—	—	$17,579
Forward foreign currency contracts	—	$560,906	—	560,906

Total other financial instruments	$17,579	$560,906	—	$578,485

Total	$17,579	$38,871,340	—	$38,888,919

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$34,512	—	—	$34,512
Forward foreign currency contracts	—	$119,329	—	119,329
Credit default swaps on credit indices - sell protection‡	—	17,485	—	17,485

Total	$34,512	$136,814	—	$171,326

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and

Notes to Schedule of Investments (unaudited) (continued)

measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Notes to Schedule of Investments (unaudited) (continued)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the total notional value of all credit default swaps to sell protection is $425,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $136,814. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,024,773
Gross unrealized depreciation	(379,979)

Net unrealized appreciation	$644,794

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	1	6/13	$123,433	$124,055	$622
United Kingdom Long Gilt Bonds	4	6/13	704,964	721,921	16,957

					17,579

Contracts to Sell:
German Euro Bobl	21	6/13	3,388,233	3,411,159	(22,926)
U.S. Treasury 10-Year Notes	8	6/13	1,049,865	1,055,875	(6,010)
U.S. Treasury 30-Year Bonds	4	6/13	572,299	577,875	(5,576)

					(34,512)

Net unrealized loss on open futures contracts					$(16,933)

At March 31, 2013, the Fund held TBA securities with a total cost of $1,576,348.

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Brazilian Real	JPMorgan Chase Bank	1,312,278	$646,621	5/8/13	$(6,871)
Brazilian Real	JPMorgan Chase Bank	300,000	147,824	5/8/13	(339)
Indian Rupee	JPMorgan Chase Bank	15,250,000	278,330	5/8/13	(2,932)
Indian Rupee	JPMorgan Chase Bank	5,070,000	92,533	5/8/13	(86)
Philippine Peso	HSBC Bank	25,864,000	634,212	5/8/13	(2,519)
Philippine Peso	HSBC Bank	6,100,000	149,578	5/8/13	215
South Korean Won	JPMorgan Chase Bank	115,000,000	103,138	5/8/13	(1,823)
Australian Dollar	Barclays Bank PLC	120,000	124,503	5/16/13	1,799
Australian Dollar	JPMorgan Chase Bank	120,000	124,503	5/16/13	1,585
British Pound	JPMorgan Chase Bank	100,000	151,907	5/16/13	(5,398)
Canadian Dollar	Barclays Bank PLC	310,000	304,846	5/16/13	(5,382)
Canadian Dollar	JPMorgan Chase Bank	640,004	629,365	5/16/13	(10,752)
Euro	Deutsche Bank AG	1,500,000	1,923,391	5/16/13	(14,969)
Euro	Deutsche Bank AG	347,153	445,141	5/16/13	(25,321)
Japanese Yen	Citibank N.A.	19,551,875	207,766	5/16/13	(1,072)
Japanese Yen	HSBC Bank	73,340,000	779,341	5/16/13	(2,972)
Japanese Yen	JPMorgan Chase Bank	28,454,700	302,372	5/16/13	(1,151)
Japanese Yen	JPMorgan Chase Bank	9,315,400	98,989	5/16/13	(1,011)
Japanese Yen	UBS AG	84,451,580	897,418	5/16/13	(11,319)
Mexican Peso	Citibank N.A.	2,462,000	198,439	5/16/13	5,530
Mexican Peso	Deutsche Bank AG	2,466,665	198,815	5/16/13	6,049
Singapore Dollar	HSBC Bank	783,507	631,758	5/16/13	(943)
Swedish Krona	UBS AG	1,266,572	194,168	5/16/13	(5,787)
Turkish Lira	Deutsche Bank AG	590,000	324,186	5/16/13	(499)

					(85,968)

Contracts to Sell:
Australian Dollar	Barclays Bank PLC	120,000	124,503	5/16/13	(1,586)
Australian Dollar	JPMorgan Chase Bank	120,000	124,503	5/16/13	(706)
British Pound	Barclays Bank PLC	130,000	197,479	5/16/13	(782)
British Pound	Barclays Bank PLC	170,000	258,242	5/16/13	7,748
British Pound	JPMorgan Chase Bank	1,104,736	1,678,172	5/16/13	60,955
Canadian Dollar	JPMorgan Chase Bank	470,000	462,187	5/16/13	(3,449)
Euro	Barclays Bank PLC	600,000	769,356	5/16/13	42,463
Euro	Citibank N.A.	145,645	186,755	5/16/13	10,463
Euro	HSBC Bank	2,737,560	3,510,266	5/16/13	191,832
Euro	JPMorgan Chase Bank	2,901,460	3,720,428	5/16/13	214,131
Japanese Yen	Citibank N.A.	19,551,875	207,766	5/16/13	785
Japanese Yen	HSBC Bank	73,340,000	779,341	5/16/13	8,454
Japanese Yen	JPMorgan Chase Bank	37,770,100	401,361	5/16/13	4,333
Japanese Yen	UBS AG	84,451,580	897,418	5/16/13	3,390
Mexican Peso	Citibank N.A.	2,462,000	198,439	5/16/13	(6,115)
Mexican Peso	Deutsche Bank AG	2,466,665	198,815	5/16/13	(5,545)
Singapore Dollar	HSBC Bank	750,000	604,740	5/16/13	1,149
Turkish Lira	Deutsche Bank AG	582,634	320,138	5/16/13	25

					527,545

Net unrealized gain on open forward foreign currency contracts					$441,577

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit ITRX.EUR.XOVER Index)	$425,000	12/20/17	5.000% quarterly	$(17,485)	$16,163	$(33,648)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

		Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	—	$17,579	$(34,512)	—	—	—	$(16,933)
Foreign Exchange Risk	$54,871	—	—	$560,906	$(119,329)		496,448
Credit Risk	—	—	—	—	—	$(17,485)	(17,485)

Total	$54,871	$17,579	$(34,512)	$560,906	$(119,329)	$(17,485)	$462,030

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$70,080
Futures contracts (to buy)	211,494
Futures contracts (to sell)	4,572,561
Forward foreign currency contracts (to buy)	7,191,422
Forward foreign currency contracts (to sell)	12,111,810

Average Notional Balance
Credit default swap contracts (to sell protection)	$425,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 24, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 24, 2013